UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 20, 2013

Date of Report (Date of earliest event reported)

Trulia, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-35650	20-2958261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

116 New Montgomery Street, Suite 300

San Francisco, California 94105

(Address of principal executive offices) (Zip Code)

(415) 648-4358

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Registrant is filing this Form 8-K/A to correct the “Date of Report” of the Form 8-K, which should have stated the Date of Report as August 20, 2013. No other disclosure has been changed as a result of this amendment.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 20, 2013, Trulia, Inc. (“Trulia”) completed its previously announced acquisition of Market Leader, Inc. (“Market Leader”) pursuant to that certain Agreement and Plan of Merger, dated May 7, 2013, by and among Trulia, Mariner Acquisition Corp., a wholly owned subsidiary of Trulia (“Merger Sub”), and Market Leader (the “Merger Agreement”).

Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Market Leader, with Market Leader surviving the merger and becoming a wholly owned subsidiary of Trulia. Trulia’s acquisition of Market Leader was for approximately $170,476,086 in cash and approximately 5,340,365 newly issued shares of Company common stock, par value $0.00001 per share (“Company Common Stock”). In connection with the merger substantially all of the stock options, stock appreciation rights and restricted stock units of Market Leader were converted into stock options, stock appreciation rights and restricted stock units, respectively, denominated in shares of Company Common Stock based on formulas set forth in the Merger Agreement.

The cash portion of the purchase price was funded through Trulia’s cash and cash equivalents.

The foregoing description of the Merger Agreement and the transactions contemplated thereby are a summary only and are qualified in their entirety by the full text of the Merger Agreement. A copy of the Merger Agreement was previously filed as Exhibit 2.01 to Trulia’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2013, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statement of Businesses Acquired.

(b)	Pro Forma Financial Information.

The financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) have not been included in this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

2.01*	Agreement and Plan of Merger, dated May 7, 2013, by and among Trulia, Inc., Mariner Acquisition Corp., a wholly owned subsidiary of Trulia, Inc. and Market Leader, Inc.

*	Incorporated by reference to exhibit filed with registrant’s Current Report on Form 8-K, filed May 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2013	Trulia, Inc.

	By:	/s/ Scott Darling
	Name:	Scott Darling
	Title:	Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.01*	Agreement and Plan of Merger, dated May 7, 2013, by and among Trulia, Inc., Mariner Acquisition Corp., a wholly owned subsidiary of Trulia, Inc. and Market Leader, Inc.

*	Incorporated by reference to exhibit filed with registrant’s Current Report on Form 8-K, filed May 8, 2013.